================================================================================

                   SECOND AMENDMENT TO BUILDING LOAN AGREEMENT

                         Dated as of February 13, 2004

                                     Between

                   731 COMMERCIAL LLC and 731 RESIDENTIAL LLC,
                           collectively, as Borrower,

                                       and

                      HYPO REAL ESTATE CAPITAL CORPORATION,
                                    as Agent,

                                       and

                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                 ---------------

                         Location: 731 Lexington Avenue
                                   New York, New York

                             County: New York County

                                 ---------------

                        TO BE FILED WITH THE COUNTY CLERK
                          OF NEW YORK COUNTY, NEW YORK

================================================================================

                   SECOND AMENDMENT TO BUILDING LOAN AGREEMENT

                  THIS SECOND AMENDMENT TO BUILDING LOAN AGREEMENT, dated as of February 13, 2004 (this "AMENDMENT"), between 731 COMMERCIAL LLC ("COMMERCIAL OWNER") and 731 RESIDENTIAL LLC ("RESIDENTIAL OWNER"), each a Delaware limited liability company, having its principal place of business at 888 Seventh Avenue, New York, New York 10019, collectively as Borrower ("BORROWER"), and HYPO REAL ESTATE CAPITAL CORPORATION ("HYPO") , a Delaware corporation, having an address at 622 Third Avenue, New York, New York 10017, as administrative agent (including any of its successors and assigns, "AGENT") for itself and the other Lenders signatory hereto (collectively, together with such other co-lenders as may exist from time to time, "LENDERS").

                              W I T N E S S E T H :

                  WHEREAS, Residential Owner, Commercial Owner, Agent (as successor agent to Bayerische Hypo- und Vereinsbank AG, New York Branch ("HVB")) and Hypo (as assignee of HVB), as Lender, are parties to that certain Building Loan Agreement dated as of July 3, 2002 between Borrower, HVB, as agent, and the lenders signatory thereto, filed on July 9, 2002 as Index No. 150 in the County Clerk's Office of New York County, as amended by that certain First Amendment to Building Loan Agreement dated as of March 5, 2003 between Borrower, HVB, as agent and the lenders signatory thereto, which was filed on March 11, 2003 as Index No. 39 in said County Clerk's Office (as so amended, the "EXISTING BUILDING LOAN AGREEMENT"), Agent agreed to administer and Lender agreed to make a building loan to Borrower in the aggregate principal sum of up to Two Hundred Fifteen Million and no/100 Dollars ($215,000,000.00) (the "BUILDING LOAN") related to the construction of the Improvements (as hereinafter defined) on the property described on Exhibit A hereto (the "ORIGINAL MORTGAGED PREMISES").

                  WHEREAS, the Building Loan is (i) evidenced by that certain Consolidated, Amended and Restated Building Loan Note dated March 5, 2003 made by 731 Residential LLC and 731 Commercial LLC in favor of HVB, in the principal amount of $215,000,000.00, which was endorsed and assigned by HVB to Hypo on December 4, 2003 (the "EXISTING BUILDING LOAN NOTE") and (ii) secured by, inter alia, that certain Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement (Series No. 1), dated as of July 3, 2002, made by Borrower in favor of HVB, as agent ("ORIGINAL MORTGAGEE") and recorded on September 25, 2002 in the Office of the Register of the City of New York, County of New York ("REGISTER'S OFFICE") in Reel 3617 Page 2024, and Gap Mortgage, dated as of March 5, 2003, in the principal amount of $159,500,000 made by Borrower to Original Mortgagee and recorded on May 1, 2003 in CRFN #2003000112521 in the Register's Office, as consolidated, amended and restated by that certain Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Rents and Leases and Security Agreement, dated as of March 5, 2003, to form a single consolidated lien in the principal amount of $215,000,000, made by Borrower to Original Mortgagee, and recorded on May 1, 2003 in CRFN#2003000112522 in the Register's Office, which consolidated, amended and restated mortgage in the consolidated principal amount of $215,000,000.00 was assigned by Original

Mortgagee to Agent pursuant to that certain Assignment of Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Rents and Leases and Security Agreement, dated as of December 4, 2003, and intended to be recorded in the Register's Office (said consolidated, amended and restated mortgage as so assigned, the "EXISTING BUILDING LOAN MORTGAGE").

                  WHEREAS, the total principal amount of the Building Loan has been fully funded and the outstanding principal amount of the Existing Building Loan Note which is secured by the Existing Building Loan Mortgage is Two Hundred Fifteen Million and No/100 Dollars ($215,000,000.00).

                  WHEREAS, concurrently herewith, the parties hereto are entering into a Note and Mortgage Modification and Severance Agreement (the "SEVERANCE AGREEMENT") pursuant to which (i) the indebtedness evidenced by the Existing Building Loan Note is being split and modified into two separate indebtednesses of $90,000,000.00 and $125,000,000.00, respectively, and the Existing Building Loan Note is being replaced and restated in its entirety by two substitute building loan mortgage notes, one in the principal amount of $90,000,000.00 ("SUBSTITUTE BUILDING LOAN NOTE A") and the other in the principal amount of $125,000,000.00 ("SUBSTITUTE BUILDING LOAN NOTE B") and (ii) the consolidated lien of the Existing Building Loan Mortgage is being split and modified into two separate liens securing such separate indebtednesses of $90,000,000.00 and $125,000,000.00, respectively, and the Existing Building Loan Mortgage is being replaced in its entirety by two substitute building loan mortgages, assignments of leases and rents and security agreements, one in the principal amount of $90,000,000.00 ("SUBSTITUTE BUILDING LOAN MORTGAGE A") securing Substitute Building Loan Note A, and the other in the principal amount of $125,000,000.00 ("SUBSTITUTE BUILDING LOAN MORTGAGE B") securing Substitute Building Loan Note B.

                  WHEREAS, pursuant to Section 4.1.37 of the Existing Building Loan Agreement, the Original Mortgaged Premises were subjected to a declaration (the "DECLARATION") establishing a plan for condominium ownership of the Original Mortgaged Premises under the Condominium Act, dated December 4, 2003, which was recorded on February 3, 2004 in the City Register's Office, New York County as CRFN#2004000064392, and the Existing Building Loan Mortgage was or concurrently herewith will be subordinated to the Declaration so that the description of the property now encumbered by the lien of the Existing Building Loan Mortgage is as set forth on Part II of Exhibit A hereto.

                  WHEREAS, concurrently herewith, Agent and Lender are entering into (i) a Partial Release of Lien of Mortgaged Premises No. 1 pursuant to which the condominium units created pursuant to the Declaration and more particularly described as "Office Unit 1" and "Office Unit 2" on Part II of Exhibit A hereto (hereinafter referred to, respectively, as the "BLP UNIT" and the "OFFICE SPEC UNIT") are being released from the lien of Substitute Building Loan Note Mortgage A and (ii) a Partial Release of Lien of Mortgaged Premises No. 2 pursuant to which the condominium units created pursuant to the Declaration and more particularly described as "Retail Unit" and "Residential Unit" on Part II of Exhibit A hereto (said Units being hereinafter referred to, respectively, as the "RETAIL UNIT" and the "MASTER RESIDENTIAL UNIT", and collectively as the "REMAINING PREMISES") are being released from the lien of Substitute Building Loan Note Mortgage B and Residential Owner is being released from its obligations and liabilities under Substitute Building Loan Note B and Substitute Building Loan Mortgage B.

                  WHEREAS, concurrently herewith, after giving effect to the aforesaid Partial Releases, Agent is assigning to German American Capital Corporation (the "BLP UNIT LENDER") Substitute Building Loan Note B and Substitute Building Loan Mortgage B, and BLP Unit Lender is modifying the same which will no longer be governed by the terms of the Existing Building Loan Agreement as modified hereby or the other Loan Documents.

                  WHEREAS, in consideration of the foregoing, Borrowers are concurrently herewith and as a condition of this Amendment, depositing with Agent cash collateral in the amount of $90,000,000 as additional security for the Debt and entering into that certain Amendment to Cash Collateral Agreement dated the date hereof pursuant to which the existing Cash Collateral Agreement is being amended.

                  WHEREAS, Borrower, Agent and Lenders wish to amend the Existing Building Loan Agreement to reflect the foregoing premises, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               A G R E E M E N T:

         Section 1.        Definitions.

                  (a) In Section 1.1 of the Existing Building Loan Agreement, the following definitions are hereby amended and restated to read as follows:

                  (i) "BUILDING LOAN" shall mean the loan made by Lenders to Borrower pursuant to the Existing Building Loan Agreement in the principal amount of $215,000,000.00, or so much thereof as remains outstanding under the Building Loan Note.

                  (ii) "BUILDING LOAN AMOUNT" shall mean TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00), or so much thereof as remains outstanding under the Building Loan Note. It being acknowledged that after the assignment of Substitute Building Loan Note B and Substitute Building Loan Mortgage B to the BLP Unit Lender, the amount that will remain outstanding on the Building Loan will be NINETY MILLION and NO/100 DOLLARS ($90,000,000.00).

                  (iii) "BUILDING LOAN MORTGAGE" shall mean the Existing Building Loan Mortgage prior to the date of the Second Amendment and the assignment of Substitute Building Loan Mortgage B to BLP Unit Lender, and upon such assignment shall mean the Substitute Building Loan Mortgage A encumbering the Remaining Premises.

                  (iv) "GUARANTY" shall mean, collectively, the Guaranty of Completion, the Guaranty of Carrying Costs, each Guaranty of Limited Recourse Obligations and the Additional Alexander's Guaranty.

                  (b) In Section 1.1 of the Existing Building Loan Agreement, the definition of "PROPERTY" is hereby amended to delete the word "Residential" where it appears in each case before the word "Unit" and to add the following sentence at the end of such definition: "Notwithstanding the foregoing, for the purposes of Article V of the Building Loan Agreement and of each of the Guaranties and the Environmental Indemnity, references therein to "Property" shall be deemed to continue to refer to the "Property" as defined in and encumbered by the Existing Building Loan Mortgage, prior to giving effect to any such release.

                  (c) The defined terms set forth in the Recitals to this Amendment shall be added to the definitions set forth in Section 1.1 of the Existing Building Loan Agreement, as the same are amended pursuant to paragraphs
(a) and (b) above, as though each such defined term was set forth in proper alphabetical order with the other definitions in said Section 1.1, and each provided that it "shall have the meaning as set forth in the Second Amendment". In addition, the following definitions are hereby added to the definitions set forth in Section 1.1 of the Existing Building Loan Agreement, as amended hereby, in proper alphabetical order:

                  (i) "ADDITIONAL ALEXANDER'S GUARANTY" shall mean that certain Guaranty from Alexander's in favor of Agent dated as of the date hereof.

                  (ii) "ADDITIONAL CASH COLLATERAL" shall have the meaning as set forth in Section 6 of the Second Amendment.

                  (iii) "COMMERCIAL UNIT RELEASE PRICE" shall mean as to the Retail Unit, the amount required to be paid to Agent (for the ratable benefit of Lenders) for the release of the Retail Unit, which shall be equal to $15,000,000.00 less the amount of Excess Residential Condominium Unit Sales Proceeds on the date of determination.

                  (iv) "EXCESS RESIDENTIAL CONDOMINIUM UNIT SALES PROCEEDS" shall mean, as of any date of determination, an amount equal to (A) the product of (I) the square footage of Residential Units under new Qualifying Contracts entered into after the date of the Second Amendment (i.e., in excess of the 44,280 square feet of Residential Units which are the subject of Qualifying Contracts in existence on the date of the Second Amendment), multiplied times (II) the amount by which the Net Sales Proceeds per square foot pursuant to such new Qualifying Contracts exceeds $800 per square foot or (B) $15,000,000.00, whichever is less.

                  (v) "SECOND AMENDMENT" shall mean that certain Second Amendment to Building Loan Agreement dated as of the date hereof between Borrower, Agent and the Lenders signatory thereto.

                  (d) All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Existing Building Loan Agreement. The principles of construction set forth in Section 1.2 of the Existing Building Loan Agreement shall be applicable to this Amendment as if the terms and provisions of said Section 1.2 were set forth at length herein. References in the Existing Building Loan Agreement to "this Agreement" "herein," "hereof" or terms of similar import shall refer to the Existing Building Loan Agreement, as amended by this Amendment and as the same may, from time to time, hereafter be amended, modified, extended, supplemented or restated and shall include all Addendums, Schedules and Exhibits hereto and thereto. All references in the Original Loan Agreement to "this Agreement," "herein," "hereof" or terms of similar import shall refer to the Loan Agreement.

         Section 2. Building Loan Amount. The parties hereto acknowledge and confirm that the Building Loan Amount (as defined in the Existing Building Loan Agreement) has been fully funded in the principal amount of $215,000,000.00 pursuant to the Existing Building Loan Agreement and that Lenders have no further obligations to make any advances of the Building Loan under the Existing Building Loan Agreement as amended by this Amendment.

         Section 3. Extension Option Conditions. The conditions set forth in clauses (vii) and (viii) of Section 2.1.5(b) of the Existing Building Loan Agreement are hereby eliminated as conditions to the Borrower's exercising its option to extend the Loan for the First Extension Period pursuant to said
Section 2.1.5(b) and as conditions to the Borrower's exercising its option to extend the Loan for the Second Extension Period pursuant to Section 2.1.5(c) of the Existing Building Loan Agreement.

         Section 4. Loan Balancing. Agent agrees that in determining whether any Shortfall exists under Section 2.1.11 of the Building Loan Agreement, it shall take into consideration the amount of Cash Collateral it is holding at the time of determination.

         Section 5. Bloomberg Financials. Section 4.1.6(f) of the Existing Building Loan Agreement is hereby deleted, and "intentionally deleted" is inserted in its place.

         Section 6. Commercial Unit Release. Section 4.1.37(i) of the Existing Building Loan Agreement is hereby amended to delete, "Intentionally omitted" and to insert in its stead the following new subsection (i):

                  "(i) (A) Provided that no Event of Default exists under this Agreement, Agent shall release the Retail Unit from the lien of the Building Loan Mortgage, Supplemental Loan Mortgage and Project Loan Mortgage and all other Loan Documents securing the indebtedness evidenced by the Building Loan Note, the Supplemental Loan Note and the Project Loan Note (and from any UCC-1 financing statements executed by Borrower in favor of Agent covering such Units) and Commercial Owner from the obligations and liabilities thereafter arising under this Agreement, the Building Loan Mortgage, Supplemental Loan Mortgage and Project Loan Mortgage and all other Loan Documents securing the indebtedness evidenced by the Building Loan Note, the Supplemental Loan Note and the Project Loan Note except for the Environmental Indemnity and deliver to Borrower a duly executed release(s) in recordable form, a UCC-3 release of security interest and other such documents as may be reasonably required to release the Retail Unit from the lien and/or security interest of the Building Loan Documents, Supplemental Loan Documents and Project Loan Documents and Commercial Owner from such obligations upon satisfaction of each of the following conditions:

                                    (1)      Agent shall have received not less
                           than five (5) Business Days prior written notice of the proposed release accompanied by an officer's Certificate setting forth the Commercial Unit Release Price and the Excess Residential Condominium Unit Sales Proceeds used in the calculation thereof;

                                    (2)      the Unit to be released will
                           constitute one or more tax lots separate and distinct from the tax lot or lots applicable to the remaining portion of the Property encumbered by the liens of the Mortgage;

                                    (3)      the release from the liens of the
                           Mortgage will not violate any applicable zoning or subdivision laws;

                                    (4)      Agent shall have received in cash
                           or by wire transfer of immediately available funds or by certified or bank check payable to Agent the Commercial Unit Release Price; and

                                    (5)      Agent shall have received such
                           other documents, certificates, instruments, opinions or assurances as Agent may reasonably request.

                           (B) The Commercial Unit Release Price received by Agent under this Section 4.1.37 shall be applied in accordance with subsection (C) below and shall not be deemed a payment until such time.

                           (C) Amounts received by Agent under this subsection shall be applied on the date received or, at Agent's option, on the date immediately succeeding the expiration of the then current Interest Period (without penalty other than Additional Costs) first to the payment of principal outstanding under the Project Loan Documents, second to the payment of principal outstanding under the Supplemental Loan Documents and third to the payment of principal outstanding under Building Loan Documents. In the event Agent shall have elected not to apply such amounts on the date received, such amounts shall be held by Agent in an interest bearing reserve account and all interest earned therein shall be paid to Borrower. Notwithstanding the foregoing, if the aggregate principal amount outstanding on the Loan less the aggregate amount of Cash Collateral being held by Agent in the Cash Collateral Account does not equal or exceed the Commercial Unit Release Price, then notwithstanding the foregoing, the difference (the "CRP EXCESS"), shall be applied as follows: (1) first, to reduce the unfunded amount of the Supplemental Loan and the Project Loan (in such proportions as the Agent determines in its reasonable discretion based upon the Loan Budget) by (x) the amount of the CRP Excess or (y) the aggregate unfunded amount of the Supplemental Loan and the Project Loan, whichever of (x) or (y) is less, and (2) next, to reduce the aggregate outstanding principal amount of the Project Loan and the Supplemental Loan (in such proportions as the Agent determines in its reasonable discretion based upon the Loan Budget) by the amount of the CRP Excess after application pursuant to clause (1) above in which event a corresponding amount of Project Cash Collateral and Supplemental Cash Collateral as that being applied pursuant to this clause (2) shall be released to Borrower. The amount of the Commercial Unit Release Price, if any, that is applied to reduce the aggregate unfunded amount of the Supplemental Loan and the Project Loan pursuant to clause (1) above shall not be required to be paid to Agent; provided, however, that Borrower shall have the option to deposit the same with Agent pursuant to Section 2.1.11. Nothing contained herein shall be deemed a waiver of Agent's rights pursuant to Section 2.1.11 of the Building Loan Agreement notwithstanding that a Shortfall thereunder may result from the application of the Commercial Unit Release Price as provided herein and Borrower shall be deemed to have been notified by Agent in accordance with said
                  Section 2.1.11 that a Shortfall exists in the amount of the CRP Excess."

         Section 7. Residential Unit Required Release Price. (a) Section 4.1.37(f) of the Existing Building Loan Agreement is hereby amended by deleting the semi-colon in the fifth line thereof and all of the text that follows and replacing the same with a period.

                  (b) In addition, Section 4.1.37(j)(i)(H) of the Existing Building Loan Agreement is hereby amended by inserting a semi-colon immediately after the end parenthesis following the defined term "Required Release Price" and deleting the remaining text beginning with ", provided that so long" through the end of clause (H).

         Section 8. Insurance Coverage. (a) Section 5.1.1(a)(i)(A)(V) of the Existing Building Loan Agreement is hereby amended to delete the $490,000,000 minimum limit amount, so as to correspond with the obligations of Borrower under Section 5.1.3(b) of the Existing Building Loan Agreement as modified hereby.

                  (b) Section 5.1.3(b) of the Existing Building Loan Agreement is hereby amended to delete "(which amount shall not be required to exceed $490,000,000)" where it appears.

         Section 9. Major Casualty or Condemnation. Section 5.3.2 of the Existing Building Loan Agreement is hereby amended as follows:

                  (a) Section 5.3.2(a)(iii) is hereby deleted in its entirety, and the following is inserted in its stead:

                  "(iii)   Qualifying Contracts covering not less than 33% of
                  the net saleable area of the Master Residential Unit shall remain in full force and effect during and after the completion of the Restoration without reduction of the purchase prices thereunder, notwithstanding the occurrence of such Casualty or Condemnation;"

                  (b) In the second to last sentence of Section 5.3.2(i), which begins with the words, "Notwithstanding the preceding sentence,", the words "Borrower votes its interests" is hereby deleted and replaced with the words "the necessary Unit owners under said Section 339-cc vote".

         Section 10. Events of Default. Section 9.1(a)(v) of the Existing Building Loan Agreement is hereby deleted, and "intentionally deleted" is inserted in its place.

         Section 11. Additional Cash Collateral. In order to induce Agent and Lenders to enter into this Amendment and the other Amendment Transaction Loan Documents, simultaneously herewith Borrower is entering into that certain Amendment to Cash Collateral Agreement and depositing with Agent (for the ratable benefit of Lenders), as additional collateral for the Loan, the sum of $90,000,000.00 (the "ADDITIONAL CASH COLLATERAL").

                  (a) Authorization, Conflicts, Enforceability. Borrower represents, warrants and certifies to Agent and Lenders that the execution, delivery, and performance of this Amendment and the other documents which are being executed and delivered in connection herewith by the Borrower have been duly authorized, executed and delivered by Borrower and will not conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Borrower's organizational documents or any agreement or instrument to which Borrower is a party or by which it is bound, or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of Borrower's assets or property (other than pursuant to the Loan Documents). No consent, approval, authorization or order of any court or Governmental Authority or other Person is required for the execution, delivery and performance by Borrower of, or compliance by Borrower with, this Amendment or the other Amendment Transaction Loan Documents or the consummation of the transactions contemplated hereby, other than those which have been obtained by Borrower.

         Section 12. Filing of Amendment. Borrower shall cause the Title Company to deliver this Amendment for filing in the County Clerk's Office of New York County when and as required by Section 22 of the Lien Law. The parties hereto affirm that the Net Sum Available to Borrower from the Building Loan for the Improvements as shown on the Lien Law Affidavit filed with the Existing Building Loan Agreement has been fully funded and that the Net Sum Available to Borrower from the Building Loan for the Improvements by virtue of the making of, and after giving effect to, all advances of the proceeds of the Building Loan previously made is now zero.

         Section 13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Article VIII of the Existing Building Loan Agreement (and no other Person shall be deemed a benefited party hereunder under any circumstances).

         Section 14. No Further Modification. Except as modified and amended by this Amendment, the Existing Building Loan Agreement shall remain unmodified and in full force and effect.

         Section 15. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

         Section 16. Section Headings. The Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         Section 17. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         Section 18.       Governing Law. The governing law provisions of
Section 10.3(A) of the Existing Building Loan Agreement are incorporated herein by reference as though fully set forth.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                       BORROWER:

                                       731 COMMERCIAL LLC, a Delaware limited
                                       liability company

                                       By: 731 Commercial Holding LLC,
                                           a Delaware limited liability company,
                                           as member

                                           By: Alexander's, Inc., a Delaware
                                               corporation, member

                                               By: /s/ Brian Kurtz
                                                   _____________________________
                                                   Name: Brian Kurtz
                                                   Title:Assistant Secretary

                                       731 RESIDENTIAL LLC, a Delaware limited
                                       liability company

                                       By: 731 Residential Holding LLC,
                                           a Delaware limited liability company,
                                           as member

                                           By: Alexander's, Inc., a Delaware
                                               corporation, member

                                               By: /s/ Brian Kurtz
                                                   _____________________________
                                                   Name: Brian Kurtz
                                                   Title:Assistant Secretary

                                       AGENT:

                                       HYPO REAL ESTATE CAPITAL
                                       CORPORATION, AS AGENT

                                       By: /s/ Robert Dowling
                                           _____________________________________
                                           Name: Robert Dowling
                                           Title:Managing Director

                                       By: /s/ William J. Rogers
                                           _____________________________________
                                           Name: William J. Rogers
                                           Title:Managing Director

                                       LENDER:

                                       HYPO REAL ESTATE CAPITAL
                                       CORPORATION

                                       By: /s/ Robert Dowling
                                           _____________________________________
                                           Name: Robert Dowling
                                           Title:Managing Director

                                       By: /s/ William J. Rogers
                                           _____________________________________
                                           Name: William J. Rogers
                                           Title:Managing Director

                                       Lending Office:

                                       622 Third Avenue
                                       29th Floor
                                       New York, New York 10017
                                       Attention: Real Estate Lending

                                 ACKNOWLEDGMENT

Acknowledgment for Borrower:

STATE OF ___________________________)

                                    ) ss.:

COUNTY OF __________________________)

On the _____ day of January in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the City/Town of __________, County of _____________, and State of ____________.

                                       _________________________________________
                                            Signature & office of individual
                                                taking the acknowledgement

Acknowledgment for Agent:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On the ____ day of February 2004, before me, the undersigned, a notary public in and for said state, personally appeared ________________________ and ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

                                       _________________________________________
                                            Signature & office of individual
                                                taking the acknowledgement

Acknowledgment for Lender:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On the ____ day of February 2004, before me, the undersigned, a notary public in and for said state, personally appeared ________________________ and ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

                                       _________________________________________
                                            Signature & office of individual
                                                taking the acknowledgement

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

                                     PART I

                               RESIDENTIAL PARCEL

ALL THAT CERTAIN volume of space, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE, westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                                COMMERCIAL PARCEL

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of East 58th Street with the easterly side of Lexington Avenue;

RUNNING THENCE northerly, along the easterly line of Lexington Avenue 200 feet 10 inches to the corner formed by the intersection of the southerly line of East 59th Street with the easterly line of Lexington Avenue;

THENCE easterly, along the southerly line of East 59th Street, 420 feet 0 inches to the corner formed by the intersection of the southerly line of East 59th Street with the westerly line of Third Avenue;

THENCE southerly, along the westerly line of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of the northerly line of East 58th Street with the westerly line of Third Avenue;

THENCE westerly, along the northerly line of East 58th Street, 420 feet to the point or place of BEGINNING.

LESS AND EXCEPT:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

SAID RESIDENTIAL PARCEL AND COMMERCIAL PARCEL DESCRIBED IN PART I OF THIS EXHIBIT A BEING ONE AND THE SAME AS THE FOLLOWING PROPERTY DESCRIBED IN PART II OF THIS EXHIBIT A

                                     PART II

                                 (OFFICE UNIT 1)

                  The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 1" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1002 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

                  TOGETHER with an undivided 49.0559% percentage interest in the General Common Elements (as such term is defined in the Declaration);

                  TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

                  TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

                  The premises within which the Unit is located is more particularly described as:

                  ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

                  BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

                  RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

                  THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

                  THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

                  THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

                  TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                  (RETAIL UNIT)

                  The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Retail Unit" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1001 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

                  TOGETHER with an undivided 13.2894% percentage interest in the General Common Elements (as such term is defined in the Declaration);

                  TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

                  TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

                  The premises within which the Unit is located is more particularly described as:

                  ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

                  BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

                  RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

                  THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

                  THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

                  THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

                  TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                 (OFFICE UNIT 2)

                  The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 2" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1003 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

                  TOGETHER with an undivided 14.0095% percentage interest in the General Common Elements (as such term is defined in the Declaration);

                  TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

                  TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

                  The premises within which the Unit is located is more particularly described as:

                  ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

                  BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

                  RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

                  THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

                  THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

                  THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

                  TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                               (RESIDENTIAL UNIT)

                  The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Residential Unit" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1004 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

                  TOGETHER with an undivided 23.6452% percentage interest in the General Common Elements (as such term is defined in the Declaration);

                  TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

                  TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

                  The premises within which the Unit is located is more particularly described as:

                  ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

                  BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

                  RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

                  THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

                  THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

                  THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

                  TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.